SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported): March 14, 2007

                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                   on behalf of the RASC Series 2007-KS1 Trust
             (Exact name of registrant as specified in its charter)


           Delaware                  333-131209-14             51-0362653
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                             55437
     (Address of principal executive office)                   (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on February 8, 2007, is hereby amended by this Form 8-K/A to replace the Pooling and Servicing Agreement, dated as of January 1, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer, and U.S. Bank National Association, as trustee, previously filed with respect to Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1 Pooling and Servicing Agreement, dated as of January 1, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer, and U.S. Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of February 8, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.3 SB-AM Swap Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and U.S. Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8, 2007).

10.4 Swap Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.5 Cap Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.6 Class A Corridor Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.7 Class M/Class B Corridor Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8, 2007).

10.8 ISDA Master Agreement, ISDA Schedule to the Master Agreement and ISDA Credit Support Annex to the Schedule to the ISDA Master Agreement, all dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1
     Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8, 2007).

99.1 Mortgage Loan Schedule (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RESIDENTIAL ASSET SECURITIES CORPORATION


                                  By:  /s/ Christopher Martinez
                                       --------------------------------------
                                  Name:  Christopher Martinez
                                  Title:    Vice President


Dated:  March 14, 2007

                                  Exhibit Index


Exhibit No.                  Description

10.1 Pooling and Servicing Agreement, dated as of January 1, 2007, among Residential Asset Securities Corporation, as depositor, Residential Funding Company, LLC, as master servicer, and U.S. Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of February 8, 2007, between Residential Funding Company, LLC and Residential Asset Securities Corporation (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.3 SB-AM Swap Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee for the benefit of RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders, and U.S. Bank National Association, as Supplemental Trust Trustee for the benefit of RASC Series 2007-KS1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8, 2007).

10.4 Swap Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.5 Cap Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.6 Class A Corridor Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).

10.7 Class M/Class B Corridor Confirmation, dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1 Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8, 2007).

10.8 ISDA Master Agreement, ISDA Schedule to the Master Agreement and ISDA Credit Support Annex to the Schedule to the ISDA Master Agreement, all dated as of February 8, 2007, between U.S. Bank National Association, as supplemental interest trust trustee on behalf of the RASC Series 2007 KS1
     Supplemental Interest Trust, and Bear Stearns Financial Products Inc. (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8, 2007).

99.1 Mortgage Loan Schedule (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 8,
     2007).